UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                            BrandPartners Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-16530                       13-3236325
(State or Other             (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation or
 Organization)

       777 Third Avenue, New York, NY                                10017
  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (212) 446-0200

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Item 5. Other Events and Required FD Disclosure.

      On May 15, 2003, the Registrant entered into an agreement with the former shareholders of Willey Brothers, Inc., its wholly-owned subsidiary acquired in January 2001, whereby, in the event that at or contemporaneously with the closing of a transaction not in the ordinary course of business (including, without limitation, a debt or equity investment in, or a refinancing of all or a portion of the indebtedness of, either the Registrant or Willey Brothers), but in any event not later than September 1, 2003, the Registrant makes payment to the former shareholders of the principal balance due under each of two convertible promissory notes, each in the principal amount of $1,000,000 ("the "$1,000,000 Notes"), the principal and interest owed under the $1,000,000 Notes shall be deemed paid, the principal and interest owed under each of two subordinated convertible promissory notes, each in the principal amount of $3,750,000 (the "$3,750,000 Notes") shall be canceled and forgiven, the accrued and unpaid obligations under the earn-out obligation entered into in connection with the purchase of Willey Brothers shall be forgiven and no further earn-out obligations shall accrue. In the event that the Registrant does not make payment of the two $1,000,000 Notes as set forth in the agreement, the Registrant's obligations to pay principal and interest under the $1,000,000 Notes, $3,750,000 Notes and earn-out will remain in full force and effect. There can be no assurances that the Registrant will be able to make such payments in the time frame required by the agreement, in which case the Registrant will derive no benefit from this agreement. All outstanding principal and interest under the $1,000,000 Notes is otherwise due and payable on October 11, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  The  following   exhibits  are  included  herewith  unless  otherwise
indicated:

            10.1 Agreement, dated as of May 15, 2003, by and among the Registrant, Willey Brothers, James M. Willey, individually and as trustee of the James M. Willey Trust - 1995, and Thomas P. Willey, individually and as trustee of the Thomas P. Willey Revocable Trust of 1998 (incorporated by reference from Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

            99.1 Registrant's press release dated May 15, 2003 announcing earnings for the quarter ended March 31, 2003, the entry into an agreement providing for certain debt forgiveness under certain circumstances and the settlement of a 1998 lawsuit.

Item 12. Results of Operations and Financial Condition.

      On May 15, 2003, the Registrant issued a press release announcing its financial and operation results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003                     BRANDPARTNERS GROUP, INC.

                                       By: /s/ Edward T. Stolarski
                                           ----------------------------------
                                           Name: Edward T. Stolarski
                                           Title: Chief Executive Officer